UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2023

PARTS iD, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38296	81-3674868
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Corporate Drive

Suite C

Cranbury, New Jersey 08512

(Address of Principal Executive Offices, including Zip Code)

(609) 642-4700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Class A Common Stock	ID	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 16, 2023, Antonino Ciappina, the Chief Executive Officer (“CEO”) of PARTS iD, Inc., a Delaware corporation (the “Company”), notified the Company that he will be resigning as the CEO and principal executive officer of the Company for personal reasons, effective February 17, 2023. The Company will immediately begin a search for a successor. In the meantime, effective upon Mr. Ciappina’s departure, the Board of Directors of the Company has appointed John Pendleton, the Company’s current Executive Vice President, Legal & Corporate Affairs as the Company’s interim CEO and principal executive officer. Mr. Pendleton will continue to serve in his capacity as the Company’s Executive Vice President, Legal & Corporate Affairs.

Mr. Pendleton has served as the Company’s Executive Vice President, Legal & Corporate Affairs since October 2021. Previously he was a partner at DLA Piper LLP (US) for 11 years. Prior to joining DLA Piper, he was a partner at McCarter & English, LLP, where he practiced law from 1985-2010. In addition, John is the former Mayor of Mountain Lakes, New Jersey and served as a member of its governing body for 8 years.  He graduated from Rutgers University School of Law in 1984 and Washington & Jefferson College with a B.A. (magna cum laude) in 1981.

Mr. Pendleton does not have a family relationship with any of the Company’s officers or directors and has no direct or indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

There have been no changes to Mr. Pendleton’s compensatory plans or arrangements with the Company in connection with his appointment as interim CEO.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PARTS ID, INC.

Date: February 21, 2023	By:	/s/ John Pendleton
		Name:	John Pendleton
		Title:	Interim Chief Executive Officer &
Executive Vice President, Corporate & Legal Affairs

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